UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

            --------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 30, 2003
                                                         ----------------

                               CYTOGEN CORPORATION
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-14879                 22-2322400
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ               08540
---------------------------------------------------------           ------------
        (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


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ITEM 5.     OTHER EVENTS.

     On October 30, 2003, Matritech, Inc. and Cytogen Corporation executed an amendment and restatement of the Distribution Agreement originally entered into by the parties on October 18, 2002 (the "Restated Agreement"). Under the terms of the Restated Agreement, which takes effect on November 8, 2003, Cytogen will have a non-exclusive right to sell NMP22(R)BladderChek(TM) to urologists until December 31, 2003 and an exclusive right to continue to sell BladderChek to oncologists for the term of the Restated Agreement. The term of the Restated Agreement expires on December 31, 2004 and is renewable annually thereafter upon the mutual consent of the parties. The parties also have agreed to remove the requirement that Cytogen sell a minimum quantity of BladderChek in order to maintain its exclusivity.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits.

            EXHIBIT NO.      DESCRIPTION
            -----------      -----------

               99.1          Press Release of Cytogen Corporation dated November
                             3, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              CYTOGEN CORPORATION



                              By:   /s/ Michael D. Becker
                                    -----------------------------------------
                                    Michael D. Becker
                                    President and Chief Executive Officer

Dated:   November 3, 2003

                                  EXHIBIT INDEX


            EXHIBIT NO.      DESCRIPTION
            -----------      -----------

               99.1          Press release of Cytogen Corporation dated November
                             3, 2003.